UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT: September 14, 2009

CHINA NATURAL GAS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-31539	98-0231607
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification Number)
of incorporation)

19th Floor, Building B, Van Metropolis
Tang Yan Road, Hi-Tech Zone
Xian,710065, Shaanxi Province
China
(Address of principal executive offices)

86-29-88323325
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events

China Natural Gas, Inc (the “Company”) issued a press release on September 14, 2009 announcing the closing of the Company’s secondary offering. The Company has completed its underwritten public offering for 5,725,000 shares of its common stock at a price of $8.75 per share under the Company's previous filed prospectus. A copy of the press release is attached hereto as exhibit 99.1 of this report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated September 14, 2009 announcing the closing of the Company’s secondary offering

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA NATURAL GAS, INC.

Date: September 14, 2009	/s/ Qinan Ji
Qinan Ji
Chief Executive Officer